UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2023

Diebold Nixdorf, Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 Executive Parkway, P.O. Box 2520 Hudson, OH	44236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 490-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2023, the Board of Directors (the “Board”) of Diebold Nixdorf, Incorporated (the “Company”) increased the size of the Board from seven to eight members and appointed Patrick J. Byrne, age 63, Matthew J. Espe, age 65, Mark Gross, age 60, and David H. Naemura, age 64, to the Board, effective immediately, to fill the three prior vacancies on the Board as well as the additional vacancy created by the increase. Each new director’s term will expire at the Company’s 2024 Annual Meeting of Shareholders. In addition, Mr. Byrne was appointed as Chair of the Board.

The Board has determined that each of Messrs. Byrne, Espe, Gross and Naemura is an independent director under the New York Stock Exchange listing standards and the Company’s director independence guidelines, as set forth in its Categorical Independence Standards for Directors (available on the Company’s website at www. investors.dieboldnixdorf.com).

At their appointment, each new director’s compensation for service as a director will be in accordance with the Company’s non-employee director compensation program, which is in the process of being established.

There are no related party transactions between the Company and any of the new directors that would require disclosure under Item 404(a) of Regulation S-K.

Each of the new directors was identified by the Company as potential Board members in accordance with the requirements of the Restructuring Support Agreement, dated as of May 30, 2023, described in more detail in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on May 30, 2023.

Item 7.01	Regulation FD Disclosure.

On September 28, 2023, the Company issued a press release announcing the appointment of the new directors. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Diebold Nixdorf, Incorporated, dated September 28, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated

Date: September 28, 2023	By:	/s/ Elizabeth C. Radigan
Elizabeth C. Radigan
Executive Vice President, Chief Legal Officer and Corporate Secretary